SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 24, 2009

BILL BARRETT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1099 18th Street, Suite 2300

Denver, Colorado 80202

(Address of principal executive offices including Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Bill Barrett Corporation is filing this Current Report on Form 8-K to recast its consolidated financial statements as of December 31, 2008 and December 31, 2007 and for each of the three years in the period ended December 31, 2008 and the related Selected Financial Data as well as Management’s Discussion and Analysis of Results of Operations and Financial Condition to reflect the Company’s retrospective application of Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement).  This change was previously reflected in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 that was filed with the Securities and Exchange Commission on May 5, 2009. This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as well as its other filings made with the Securities and Exchange Commission subsequent to the filing of the Annual Report on Form 10-K, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the FASB adopted FSP APB 14-1 in May 2008. FSP APB 14-1 states that the accounting treatment for certain convertible debt instruments that may be settled in cash, shares of common stock or any portion thereof at the election of the issuing company be accounted for utilizing a bifurcation model under which the value of the debt instrument would be determined without regard to the conversion feature. The difference between the issuance amount of the debt instrument and the value determined pursuant to FSP APB 14-1 will be recorded as an equity contribution. The resulting debt discount would be amortized over the period the convertible debt is expected to be outstanding as additional non-cash interest expense. FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted FSP APB 14-1 effective January 1, 2009 as early adoption was not permitted. FSP APB 14-1 must be applied retrospectively to all periods presented for any instrument within the scope of FSP APB 14-1 that was outstanding during any of the periods presented. The retrospective application of FSP APB 14-1 affects only the accounting treatment for the year 2008 because the Company’s convertible notes were issued in March 2008.

This Current Report on Form 8-K in Exhibits 99.1, 99.2 and 99.3 updates the following information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the adoption of FSP APB 14-1:

•                  Form 10-K: Part II, Item 6. Selected Financial Data

•                  Form 10-K: Part II, Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition

•                  Form 10-K: Part II, Item 8. Financial Statements and Supplementary Data (revisions to notes 2, 5, 9, 15 and 16) and Item 15. Exhibits, Financial Statement Schedules

The Company also contemplates the filing of a post-effective amendment to the Company’s registration statement on Form S-3 (File No. 333-158778) on or about June 24, 2009.  The post-effective amendment will register guarantees of debt securities registered thereunder by the subsidiaries of the Company and add the subsidiaries that may potentially be guarantors of some or all of the debt securities registered thereunder as co-registrants.  At such time, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered.  Pursuant to Rule 3-10 of Regulation S-X, the Company is adding in Exhibit 99.3 to this Current Report on Form 8-K footnote 15 to Notes to Consolidated Financial Statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the addition of footnote 12 to Notes to Consolidated Financial Statements at March 31, 2009 and for the three months ended March 31, 2009 and 2008 in Item 1 of our Form 10-Q for the quarter ended March 31, 2009, which Item 1 is updated in this Current Report on Form 8-K in Exhibit 99.4.

Exploration Prospects

The Company continues to evaluate the commerciality of its exploratory prospects, including its Gothic shale prospect in the Paradox Basin and its Montana Overthrust prospect.  While we have established limited production from the Gothic shale prospect, well results have not been economic due to salt production and other operational issues.  We intend to continue to apply different completion and operating techniques in these areas through the balance of the year in an attempt to improve well performance and to evaluate reservoir characteristics before determining whether to continue with these prospects.  Through May 2009, the cumulative net investment in these prospects is $83 million.  In addition, based on preliminary results from completion and testing of wells in our Rocktober prospect area in the Big Horn Basin of north central Wyoming and our Hook shale gas prospect in the southwestern portion of the Uinta Basin, we expect to incur an aggregate of approximately $4.4 million in dry hole expenses during the quarter ending June 30, 2009.

Commodity Hedging Activities

To mitigate some of the potential negative impact on cash flow caused by changes in natural gas and oil prices, we have entered into financial commodity swap and collar contracts to receive fixed prices for a portion of our natural gas and oil production. Since March 31, 2009 and through June 15, 2009, we have entered into the following swap contracts and cashless collars (purchased put options and written call options) in order to hedge a portion of our natural gas production for the remainder of 2009 and years 2010 and 2011 and a portion of our oil production for the remainder of 2009 and the year 2010.

Contract	Total Hedged Volumes	Quantity Type	Weighted Average Floor Price	Weighted Average Ceiling Price	Weighted Average Fixed Price	Index Price(1)
Cashless Collars:
2010
Natural gas	1,982,500	MMBtu	$4.87	$5.66	N/A	CIGRM
Oil	36,500	Bbls	$50.00	$103.50	N/A	WTI
2011
Natural gas	2,140,000	MMBtu	$4.75	$6.00	N/A	CIGRM
Swap Contracts:
2009
Natural gas	2,135,000	MMBtu	N/A	N/A	$4.41	CIGRM
Oil	27,600	Bbls	N/A	N/A	$72.37	WTI
2010
Natural gas	6,200,000	MMBtu	N/A	N/A	$4.98	CIGRM
Natural gas	912,500	MMBtu	N/A	N/A	$5.12	NWPL
Oil	54,750	Bbls	N/A	N/A	$72.50	WTI
2011
Natural gas	12,775,000	MMBtu	N/A	N/A	$5.67	CIGRM
Natural gas	6,702,500	MMBtu	N/A	N/A	$5.50	NWPL

(1)   CIGRM refers to Colorado Interstate Gas Rocky Mountains. NWPL refers to Northwest Pipeline Corporation, and WTI refers to West Texas Intermediate price as quoted on the New York Mercantile Exchange.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc., Independent Petroleum Engineers.

99.1	“Item 6. Selected Financial Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

99.2	“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

99.3	“Item 8. Financial Statements and Supplementary Data” and “Item 15. Exhibits, Financial Statement Schedules” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

99.4	“Item 1. Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

BILL BARRETT CORPORATION

(Registrant)

June 24, 2009	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President—General Counsel; and Secretary